                                                                    EXHIBIT 13.2

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases one Series D interest representing interests in its Utilities Fund at a purchase price of US $10.00. Concord hereby acknowledges purchase of the interest and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $10.00 in full payment for the interest. The Interest is being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the interest is being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of March, 1994.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                               President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases one Series E interest representing interests in its Growth and Income Fund at a purchase price of US $10.00. Concord hereby acknowledges purchase of the interest and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $10.00 in full payment for the interest. The interest is being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the interest is being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of March, 1994.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                               President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases one Series F interest representing interests in its International Equity Fund at a purchase price of US $10.00. Concord hereby acknowledges purchase of the interest and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $10.00 in full payment for the interest. The interest is being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the interest is being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of March, 1994.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                           President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases one Series G interest representing interests in its Short-Term Government Fund at a purchase price of US $10.00. Concord hereby acknowledges purchase of the interest and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $10.00 in full payment for the interest. The interest is being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the interest is being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of March, 1994.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                           President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases one Series H interest representing interests in its International Bond Fund at a purchase price of US $10.00 per interest. Concord hereby acknowledges purchase of the interest and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $10.00 in full payment for the Interest. The Interest is being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the interest is being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of March, 1994.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                           President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------